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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of Report (Date of earliest event reported)           October 31, 2001
                                                 --------------------------


                           VION PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-26534                    13-3671221
------------------------------     ------------            -------------------
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)            Identification No.)



     4 Science Park, New Haven, CT                                 06511
----------------------------------------                        ---------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210
                                                     -------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

         In a press release dated October 31, 2001, Vion Pharmaceuticals, Inc. announced its financial results for the third quarter and the nine-month period ended September 30, 2001.

         A copy of the press release is attached as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  Exhibit 99.1 Press release dated October 31, 2001 announcing the financial results for the third quarter and the nine-month period ended September 30, 2001.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VION PHARMACEUTICALS, INC.



Date: November 1, 2001                      By:   /s/ Steven Koehler
                                                --------------------------
                                            Name: Steven Koehler
                                            Title: Chief Financial Officer






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                                  EXHIBIT INDEX


         99.1 Press release dated October 31, 2001 announcing the financial results for the third quarter and the nine-month period ended September 30, 2001.



                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be represented as......................'r'